UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-00750

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds II

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2017

Item 1. Reports to Stockholders

Delaware FundsSM by MACQUARIE	Annual report

US equity mutual fund

Delaware Value® Fund

November 30, 2017

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware FundsSM by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Value® Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions
•	View statements and tax forms
•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Investment Management (MIM) is the marketing name for the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT) (formerly, Delaware Management Business Trust), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management, Inc.

The Fund is distributed by Delaware Distributors, L.P., an affiliate of MIMBT and Macquarie Group Limited. MIM, a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2017, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2018 Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.)

Portfolio management review

Delaware Value® Fund	December 12, 2017

Performance preview (for the year ended November 30, 2017)
Delaware Value Fund (Institutional Class shares)	1-year return	+13.38%
Delaware Value Fund (Class A shares)	1-year return	+13.05%
Russell 1000® Value Index (benchmark)	1-year return	+14.83%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Value Fund, please see the table on page 4.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Stock prices in the United States rose throughout the fiscal year in almost uninterrupted fashion and were especially strong early in the weeks following the November 2016 presidential election. With the unexpected victory of Donald Trump came Republican control in Washington, D.C. As a result, investors were buoyed by the prospect of pro-business policies, including reduced regulation, lower taxes, increased infrastructure spending, and renegotiated trade agreements.

At the same time, the economy showed signs of strength. Wages were up, consumer confidence had risen, and residential home construction was near pre-global-financial-crisis highs. The value segment of the market fared particularly well in the opening months of the fiscal year ended Nov. 30, 2017. Given the prospect of new infrastructure projects, investors pushed up cyclicals, including industrials and materials companies, during the post-election rally.

Hope that the new administration would move quickly on tax reduction and infrastructure spending in early 2017 began to fade when Congress instead focused on what would prove to be a failed effort to repeal and replace the Affordable Care Act. Domestic equities in general continued to gain and investors put renewed emphasis on growth stocks. While the value segment also gained throughout the remainder of the fiscal year, growth stocks consistently did better. Overall, for the Fund’s fiscal year, the S&P 500® Index gained 23%. The nation’s largest and most established companies performed even better, as indicated by the 30% gain of the Dow Jones Industrial Average. Overseas, the long-suffering economies of Japan and the euro zone appeared poised to join the US in a synchronized global expansion, although, by historical standards, a modest one. (Source: Bloomberg.)

The US Federal Reserve raised short-term interest rates three times throughout the fiscal period, in December 2016 and in March and June 2017. None of these moves came as a surprise to investors, as the domestic market had already discounted the increases in stock and bond prices. Overseas, both the European Central Bank and the Bank of England began to prepare investors for slowdowns in monetary stimulus.

In late summer, an unprecedented series of severe hurricanes struck large parts of Texas, Florida, and Puerto Rico within weeks of each other. The cost of the resulting damage has been estimated at more than $300 billion (source: Moody’s Analytics). Despite widespread damage, the US

Portfolio management review

Delaware Value® Fund

economy remained resilient. Corporate investment improved and consumers remained confident. In mid-September, the Fed announced its expectation that the storms would leave few long-lasting economic effects. New York Fed President William Dudley further added that rebuilding could even boost economic activity.

In November 2017, Congress took up tax reform. As the legislation advanced – first through the House and then the Senate – investors seemed to react positively. US equity markets achieved all-time highs on the final day of the fiscal period, as it became clear that the tax legislation would pass the Senate, although on a partisan basis. The Senate vote came just hours after the Fund’s fiscal year closed.

Fund performance

For the fiscal year ended Nov. 30, 2017, Delaware Value Fund Institutional Class shares returned +13.38%. The Fund’s Class A shares returned +13.05% at net asset value (NAV) and +6.57% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark, The Russell 1000 Value Index, returned +14.83%. For complete, annualized performance of Delaware Value Fund, please see the table on page 4.

Stock selection in the consumer staples sector hurt the Fund’s performance. As a group, the Fund’s holdings trailed the holdings in the benchmark. Agricultural commodity company Archer-Daniels-Midland was the main detractor. Several years of robust grain harvests have led to a weak pricing environment, putting pressure on the company’s revenues. The steady growth of grain stocks has also led to low price volatility, further tempering ADM’s earnings potential. We continue to believe the outlook for ADM is promising as it stands to benefit from increasing global food demand and the shift in developing economies toward more protein-rich diets.

Stock selection in the healthcare sector also detracted from performance during the fiscal year. Pharmacy benefit management company Express Scripts Holding was a key detractor. An ongoing contract dispute with its largest customer, Anthem, as well as industry concerns about drug pricing and the potential entry of Amazon into the pharmaceutical supply chain weighed on its shares. At the end of the fiscal year, we continued to see potential in this investment, however, and believed Express Scripts’ strong cash flow and the resulting financial flexibility were not adequately reflected in its share price.

A substantial underweighting in the financials sector hampered the Fund’s performance for the fiscal year. This category was one of the stronger-performing sectors in the benchmark, as investor expectations for robust loan demand, higher interest rates and regulatory relief boosted the shares of banks and other financial companies. Believing the market was pricing in the best possible outcome for these stocks, we looked for better opportunities elsewhere.

That said, one of the Fund’s strongest contributors to relative performance, Allstate, came from the financials sector. We liked this insurance provider partly for its sound underwriting practices, and its solid financial results helped drive the stock higher during the fiscal year.

The Fund received a positive contribution to relative performance from its investments in the energy sector; however, the Fund’s holding in energy services company Halliburton was a significant detractor. While the company’s North American business has benefited from a rebound in oilfield activity, its overseas operations have been challenged by low levels of production growth.

Abbott Laboratories was one of the Fund’s strongest contributors for the fiscal year. The firm was able to launch numerous new products during the year and completed acquisitions of both

St. Jude Medical and Alere, giving investors comfort with its growth trajectory.

Stock selection in both consumer discretionary and industrials was a source of strength. The Fund’s position in discount retailer Dollar Tree led the way. We added this name in August 2017, as it met our criteria for a fairly defensive consumer discretionary stock. In our view, the market was overly skeptical about the potential for a turnaround in the company’s Family Dollar business. Dollar Tree’s shares rose sharply shortly after we established the position following the release of stronger-than-expected second-quarter financial results.

In industrials, the Fund benefited most from a position in Raytheon. This defense contractor continued to produce strong sales and earnings throughout the fiscal period. The company has also benefited from the expectation that geopolitical instability could boost military spending.

Throughout the fiscal year, we maintained our value-oriented approach to managing the Fund. In all market conditions, we try to look past the market’s short-term concerns about companies and focus on our long-term view of their intrinsic business value.

During the fiscal period, our approach continued to be generally defensive, reflecting historically high valuations for the overall market, and we emphasized high-quality stocks that struck us as attractively valued relative to other available opportunities. This approach included the Fund’s largest overweighting, in the traditionally defensive healthcare sector. One exception to our defensive approach came in the energy sector, however, where we remained overweight. In our view, the sector offers attractive relative value, and we think the imbalance between supply and demand in the global oil market should continue to improve.

During the fiscal year, two stocks were sold from the Fund and three were added. On the sale side, we eliminated the Fund’s stake in print technology and business processing company Xerox, as the company prepared to split itself into two smaller firms that did not meet our criteria. Late in the fiscal period, we also sold the Fund’s stake in packaged foods company Kraft Heinz, which had performed well during the Fund’s holding period and approached our price target.

We used the proceeds of this latter sale to purchase Dollar Tree. Another purchase involved apartment real estate investment trust (REIT) Equity Residential. This acquisition enabled us to gain exposure to the real estate sector – a new category added to the benchmark shortly before the fiscal year began – with a name we believed offered good value compared with other REITs. We also added a new position in enterprise-software company Oracle. The company had been slow to embrace the transition to cloud computing, which had caused its shares to lag. We believed that market concerns about Oracle’s competitive position were exaggerated and that the stock had an attractive risk-reward profile.

Although high valuations have tempered our performance expectations for the US equity market, our long-term outlook for stocks – especially those value-oriented, higher-quality stocks that we emphasize in the Fund – remains positive.

Performance summary

Delaware Value® Fund	November 30, 2017

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2017
	1 year	5 years	10 years	Lifetime
Class A (Est. Sept. 15, 1998)
Excluding sales charge	+13.05%	+14.09%	+7.74%	+7.80%
Including sales charge	+6.57%	+12.74%	+7.10%	+7.47%

Class C (Est. May 1, 2002)
Excluding sales charge	+12.26%	+13.24%	+6.94%	+7.04%
Including sales charge	+11.26%	+13.24%	+6.94%	+7.04%

Class R (Est. Sept. 1, 2005)
Excluding sales charge	+12.78%	+13.81%	+7.47%	+7.92%
Including sales charge	+12.78%	+13.81%	+7.47%	+7.92%

Institutional Class (Est. Sept. 15, 1998)
Excluding sales charge	+13.38%	+14.38%	+8.01%	+8.02%
Including sales charge	+13.38%	+14.38%	+8.01%	+8.02%

Class R6 (Est. May 2, 2016)
Excluding sales charge	+13.45%	n/a	n/a	+12.93%
Including sales charge	+13.45%	n/a	n/a	+12.93%

Russell 1000 Value Index	+14.83%	+14.17%	+6.84%	+7.69%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to May 2, 1994, and (ii) 0.25% of average daily net assets representing shares acquired on or after May 2, 1994. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no distribution and service fee.

Holding a relatively concentrated portfolio of a limited number of securities may increase risk because each investment has a greater effect on the Fund’s overall performance than would be the case for a more diversified fund.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Please see the “Financial highlights” in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	0.97%	1.72%	1.22%	0.72%	0.62%
Net expenses (including fee waivers, if any)	0.97%	1.72%	1.22%	0.72%	0.62%
Type of waiver	n/a	n/a	n/a	n/a	n/a

Performance summary

Delaware Value® Fund

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2007 through Nov. 30, 2017

For the period beginning Nov. 30, 2007 through Nov. 30, 2017	Starting value	Ending value
Delaware Value Fund — Institutional Class shares	$10,000	$21,617
Delaware Value Fund — Class A shares	$9,425	$19,855
∎∎∎ Russell 1000 Value Index	$10,000	$19,387

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Nov. 30, 2007, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 1000 Value Index as of Nov. 30, 2007. The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Dow Jones Industrial Average, mentioned on page 1, is an often-quoted market indicator that comprises 30 widely held US blue-chip stocks.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DDVAX	24610C881
Class C	DDVCX	24610C865
Class R	DDVRX	245907860
Institutional Class	DDVIX	24610C857
Class R6	DDZRX	24610C840

Disclosure of Fund expenses

For the six-month period from June 1, 2017 to November 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2017 to Nov. 30, 2017.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Value® Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Annualized Expense Ratio	Expenses Paid During Period 6/1/17 to 11/30/17*
Actual Fund return†
Class A	$1,000.00	$1,090.00	0.93%	$4.87
Class C	1,000.00	1,086.20	1.68%	8.79
Class R	1,000.00	1,088.80	1.18%	6.18
Institutional Class	1,000.00	1,091.60	0.68%	3.57
Class R6	1,000.00	1,092.20	0.59%	3.09

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.41	0.93%	$4.71
Class C	1,000.00	1,016.65	1.68%	8.49
Class R	1,000.00	1,019.15	1.18%	5.97
Institutional Class	1,000.00	1,021.66	0.68%	3.45
Class R6	1,000.00	1,022.11	0.59%	2.99

*“	Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocation and

top 10 equity holdings

Delaware Value® Fund	As of November 30, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	99.03%
Consumer Discretionary	6.23%
Consumer Staples	8.77%
Energy	15.07%
Financials	12.42%
Healthcare	20.30%
Industrials	9.27%
Information Technology	12.11%
Materials	3.01%
Real Estate	2.96%
Telecommunication Services.	5.86%
Utilities	3.03%

Short-Term Investments	0.87%

Total Value of Securities	99.90%

Receivables and Other Assets Net of Liabilities	0.10%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Occidental Petroleum	3.20%
Allstate	3.18%
BB&T	3.16%
Northrop Grumman	3.12%
Dollar Tree	3.12%
Lowe’s	3.12%
Express Scripts Holding	3.12%
Mondelez International	3.11%
Cisco Systems	3.10%
Waste Management	3.10%

Schedule of investments

Delaware Value® Fund	November 30, 2017

	Number of shares	Value (US $)
Common Stock – 99.03%

Consumer Discretionary – 6.23%
Dollar Tree †	3,848,958	$395,518,924
Lowe’s	4,743,466	395,462,760

		790,981,684

Consumer Staples – 8.77%
Archer-Daniels-Midland	8,655,137	345,166,864
CVS Health	4,861,402	372,383,393
Mondelez International	9,193,960	394,788,643

		1,112,338,900

Energy – 15.07%
Chevron	3,216,624	382,746,090
ConocoPhillips	7,636,384	388,539,218
Halliburton	8,430,099	352,209,536
Marathon Oil	25,845,100	383,541,284
Occidental Petroleum	5,754,622	405,700,851

		1,912,736,979

Financials – 12.42%
Allstate	3,930,082	403,462,218
Bank of New York Mellon	7,143,474	391,033,767
BB&T	8,108,123	400,703,439
Marsh & McLennan	4,539,787	381,024,323

		1,576,223,747

Healthcare – 20.30%
Abbott Laboratories	6,953,100	391,946,247
Cardinal Health	5,839,544	345,642,609
Express Scripts Holding †	6,065,075	395,321,590
Johnson & Johnson	2,733,712	380,888,093
Merck & Co.	5,832,442	322,359,069
Pfizer	10,400,558	377,124,233
Quest Diagnostics	3,683,085	362,636,549

		2,575,918,390

Industrials – 9.27%
Northrop Grumman	1,287,132	395,664,377
Raytheon	2,025,534	387,180,824
Waste Management	4,782,999	393,401,668

		1,176,246,869

Information Technology – 12.11%
CA	11,389,177	376,640,083
Cisco Systems	10,559,247	393,859,913
Intel	8,632,829	387,096,052
Oracle	7,737,100	379,582,126

		1,537,178,174

Schedule of investments

Delaware Value® Fund

	Number of shares	Value (US $)
Common Stock (continued)

Materials – 3.01%
DowDuPont	5,316,253	$382,557,566

		382,557,566

Real Estate – 2.96%
Equity Residential	5,619,600	375,501,672

		375,501,672

Telecommunication Services – 5.86%
AT&T	9,844,608	358,146,839
Verizon Communications	7,565,033	384,984,529

		743,131,368

Utilities – 3.03%
Edison International	4,732,798	384,634,493

		384,634,493

Total Common Stock (cost $9,186,874,078)		12,567,449,842

	Principal amount°
Short-Term Investments – 0.87%

Discount Notes – 0.13%≠
Federal Farm Credit 1.00% 12/6/17	8,034,205	8,032,920
Federal Home Loan Bank 1.07% 12/21/17	9,041,059	9,035,281

		17,068,201

Repurchase Agreements – 0.58%
Bank of America Merrill Lynch 0.97%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $12,055,765 (collateralized by US government obligations 2.25% 12/31/23; market value $12,296,549)	12,055,440	12,055,440
Bank of Montreal 0.92%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $30,139,370 (collateralized by US government obligations 0.00%-3.50% 1/2/18-5/15/47; market value $30,741,383)	30,138,599	30,138,599
BNP Paribas 1.00%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $30,830,112 (collateralized by US government obligations 0.00%-3.625% 3/31/18-2/15/46; market value $31,445,841)	30,829,256	30,829,256

		73,023,295

US Treasury Obligation – 0.16%≠
US Treasury Bill 0.93% 12/7/17	20,085,513	20,082,284

		20,082,284

Total Short-Term Investments (cost $110,174,469)		110,173,780

Total Value of Securities – 99.90%
(cost $9,297,048,547)	$12,677,623,622

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Value® Fund	November 30, 2017

Assets:
Investments, at value[1]	$12,567,449,842
Short-term investments, at value[2]	110,173,780
Cash	3,064
Dividends and interest receivable	28,731,230
Receivable for securities sold	14,822,878
Receivable for fund shares sold	10,173,600

Total assets	12,731,354,394

Liabilities:
Payable for fund shares redeemed	30,172,584
Investment management fees payable to affiliates	5,279,358
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	3,041,690
Other accrued expenses	1,777,996
Distribution fees payable to affiliates	1,042,580
Dividend disbursing and transfer agent fees and expenses payable to affiliates	201,344
Trustees’ fees and expenses payable	84,954
Accounting and Administration expense payable to affiliates	39,277
Reports and statements to shareholders expenses payable to affiliates	9,540
Legal fees payable to affiliates	1,695

Total liabilities	41,651,018

Total Net Assets	$12,689,703,376

Net Assets Consist of:
Paid-in capital	$8,976,530,854
Undistributed net investment income	43,437,996
Accumulated net realized gain on investments	289,159,451
Net unrealized appreciation of investments	3,380,575,075

Total Net Assets	$12,689,703,376

Net Asset Value
Class A:
Net assets	$2,392,926,575
Shares of beneficial interest outstanding, unlimited authorization, no par	110,616,892
Net asset value per share	$21.63
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$22.95

Class C:
Net assets	$607,974,284
Shares of beneficial interest outstanding, unlimited authorization, no par	28,190,863
Net asset value per share	$21.57

Class R:
Net assets	$170,220,614
Shares of beneficial interest outstanding, unlimited authorization, no par	7,876,093
Net asset value per share	$21.61

Institutional Class:
Net assets	$9,242,253,456
Shares of beneficial interest outstanding, unlimited authorization, no par	427,101,936
Net asset value per share	$21.64

Class R6:
Net assets	$276,328,447
Shares of beneficial interest outstanding, unlimited authorization, no par	12,770,420
Net asset value per share	$21.64
[1]Investments, at cost	$9,186,874,078
[2]Short-term investments, at cost	110,174,469

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Value® Fund	Year ended November 30, 2017

Investment Income:
Dividends	$328,390,490
Interest	1,227,120

329,617,610

Expenses:
Management fees	71,102,066
Dividend disbursing and transfer agent fees and expenses	18,377,736
Distribution expenses — Class A	7,734,536
Distribution expenses — Class C	7,096,143
Distribution expenses — Class R	873,147
Accounting and administration expenses	3,590,776
Reports and statements to shareholders expenses	1,122,820
Legal fees	755,302
Trustees’ fees and expenses	662,750
Custodian fees	644,352
Registration fees	380,365
Audit and tax fees	35,804
Other	338,423

112,714,220
Less expenses paid indirectly	(12,329)
Total operating expenses	112,701,891

Net Investment Income	216,915,719

Net Realized and Unrealized Gain:
Net realized gain	299,686,219
Net change in unrealized appreciation (depreciation) of investments	1,150,972,891

Net Realized and Unrealized Gain	1,450,659,110

Net Increase in Net Assets Resulting from Operations	$1,667,574,829

See accompanying notes, which are an integral part of the financial statements.

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Statements of changes in net assets

Delaware Value® Fund

	Year ended
	11/30/17	11/30/16
Increase in Net Assets from Operations:
Net investment income	$216,915,719	$201,695,229
Net realized gain	299,686,219	134,900,076
Net change in unrealized appreciation (depreciation)	1,150,972,891	989,092,722

Net increase in net assets resulting from operations	1,667,574,829	1,325,688,027

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(46,154,015)	(52,421,697)
Class C	(4,972,550)	(6,060,192)
Class R	(2,014,628)	(1,954,944)
Institutional Class	(158,740,542)	(131,519,196)
Class R6	(2,387,072)	(6,511)

Net realized gain:
Class A	(31,808,065)	(39,216,908)
Class C	(6,514,395)	(8,476,395)
Class R	(1,315,512)	(1,553,068)
Institutional Class	(74,201,883)	(78,474,741)
Class R6	(49,990)	—

	(328,158,652)	(319,683,652)

Capital Share Transactions:
Proceeds from shares sold:
Class A	449,459,363	1,634,133,244
Class C	26,452,329	275,740,101
Class R	54,202,112	97,589,836
Institutional Class	3,794,049,428	4,302,655,567
Class R6	278,866,747	4,983,453

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	75,034,174	87,188,935
Class C	10,836,700	13,728,367
Class R	3,318,362	3,500,367
Institutional Class	217,455,536	199,069,847
Class R6	2,437,062	6,511

	4,912,111,813	6,618,596,228

	Year ended
	11/30/17	11/30/16
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(2,342,022,683)	$(989,943,512)
Class C	(316,050,970)	(148,130,858)
Class R	(89,230,085)	(43,426,661)
Institutional Class	(4,593,736,571)	(2,095,731,992)
Class R6	(28,232,162)	(472,464)

	(7,369,272,471)	(3,277,705,487)

Increase (decrease) in net assets derived from capital share transactions	(2,457,160,658)	3,340,890,741

Net Increase (Decrease) in Net Assets	(1,117,744,481)	4,346,895,116

Net Assets:
Beginning of year	13,807,447,857	9,460,552,741

End of year	$12,689,703,376	$13,807,447,857

Undistributed net investment income	$43,437,996	$40,791,084

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Value® Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

		Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$ 19.56	$ 18.15	$ 18.20	$ 16.06	$ 12.44

0.29	0.30	0.30	0.26	0.23
2.23	1.65	(0.08)	2.12	3.73

2.52	1.95	0.22	2.38	3.96

(0.29)	(0.30)	(0.27)	(0.24)	(0.34)
(0.16)	(0.24)	—	—	—

(0.45)	(0.54)	(0.27)	(0.24)	(0.34)

$ 21.63	$ 19.56	$ 18.15	$ 18.20	$ 16.06

13.05%	11.02%	1.21%	14.92%	32.41%

$2,392,927	$3,928,981	$2,922,966	$2,410,759	$1,699,105
0.95%	0.97%	0.98%	0.98%	1.01%
0.95%	0.97%	0.98%	0.98%	1.06%
1.43%	1.64%	1.63%	1.51%	1.61%
1.43%	1.64%	1.63%	1.51%	1.66%
16%	9%	12%	7%	6%

Financial highlights

Delaware Value® Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment income to average net assets[3]
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

		Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$ 19.50	$ 18.10	$ 18.15	$ 16.01	$12.34

0.14	0.17	0.16	0.13	0.13
2.23	1.63	(0.08)	2.12	3.71

2.37	1.80	0.08	2.25	3.84

(0.14)	(0.16)	(0.13)	(0.11)	(0.17)
(0.16)	(0.24)	—	—	—

(0.30)	(0.40)	(0.13)	(0.11)	(0.17)

$ 21.57	$ 19.50	$ 18.10	$ 18.15	$16.01

12.26%	10.18%	0.45%	14.10%	31.38%

$607,974	$818,879	$622,246	$415,076	$199,771
1.70%	1.72%	1.73%	1.74%	1.77%
0.68%	0.89%	0.88%	0.75%	0.87%
16%	9%	12%	7%	6%

Financial highlights

Delaware Value® Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

		Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$ 19.54	$ 18.14	$ 18.19	$ 16.05	$ 12.40

0.24	0.26	0.25	0.22	0.20
2.23	1.63	(0.08)	2.11	3.73

2.47	1.89	0.17	2.33	3.93

(0.24)	(0.25)	(0.22)	(0.19)	(0.28)
(0.16)	(0.24)	—	—	—

(0.40)	(0.49)	(0.22)	(0.19)	(0.28)

$ 21.61	$ 19.54	$ 18.14	$ 18.19	$ 16.05

12.78%	10.70%	0.95%	14.63%	32.17%

$170,221	$184,004	$113,080	$37,236	$11,658
1.20%	1.22%	1.23%	1.24%	1.27%
1.20%	1.22%	1.23%	1.24%	1.35%
1.18%	1.39%	1.38%	1.25%	1.37%
1.18%	1.39%	1.38%	1.25%	1.29%
16%	9%	12%	7%	6%

Financial highlights

Delaware Value® Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment income to average net assets[3]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

		Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$ 19.56	$ 18.16	$ 18.21	$ 16.06	$ 12.46

0.34	0.35	0.34	0.30	0.27
2.23	1.63	(0.08)	2.13	3.73

2.57	1.98	0.26	2.43	4.00

(0.33)	(0.34)	(0.31)	(0.28)	(0.40)
(0.16)	(0.24)	—	—	—

(0.49)	(0.58)	(0.31)	(0.28)	(0.40)

$ 21.64	$ 19.56	$ 18.16	$ 18.21	$ 16.06

13.38%	11.23%	1.47%	15.26%	32.73%

$9,242,253	$8,870,934	$5,802,261	$3,946,576	$2,072,765
0.70%	0.72%	0.73%	0.74%	0.77%
1.68%	1.89%	1.88%	1.75%	1.87%
16%	9%	12%	7%	6%

Financial highlights

Delaware Value® Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 11/30/17	5/2/16[1] to 11/30/16
Net asset value, beginning of period	$19.57	$18.49

Income from investment operations:
Net investment income[2]	0.36	0.22
Net realized and unrealized gain	2.23	1.04

Total from investment operations	2.59	1.26

Less dividends and distributions from:
Net investment income	(0.36)	(0.18)
Net realized gain	(0.16)	—

Total dividends and distributions	(0.52)	(0.18)

Net asset value, end of period	$21.64	$19.57

Total return[3]	13.45%	6.83%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$276,328	$4,650
Ratio of expenses to average net assets[4]	0.60%	0.62%
Ratio of net investment income to average net assets[4]	1.78%	2.01%
Portfolio turnover.	16%	9% [5]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”
[5]	Portfolio turnover is representative of the Fund for the entire year ended Nov. 30, 2016.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements Delaware Value® Fund	November 30, 2017

Delaware Group® Equity Funds II (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Value Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The foregoing valuation policies apply to restricted and unrestricted securities.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended Nov. 30, 2017 and for all open tax years (years ended Nov. 30, 2014–Nov. 30, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Nov. 30, 2017, the Fund did not incur any interest or tax penalties.

Notes to financial statements

Delaware Value® Fund

1. Significant Accounting Policies (continued)

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 30, 2017, and matured on the next business day.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. The Fund declares and pays distributions from net investment income quarterly and net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Nov. 30, 2017.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this agreement is included on the

“Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Nov. 30, 2017 the Fund earned $2,485 under this agreement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expense paid indirectly.” For the year ended Nov. 30, 2017, the Fund earned $9,844 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from Dec. 1, 2016 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above were allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept. 1 2017, the Fund entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its portion of the remainder of the Total Fee on a relative NAV basis. For the year ended Nov. 30, 2017, the Fund was charged $615,612 for these services. This amount is included on the “Statement of operations” under “Accounting and administrative expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Nov. 30, 2017, the Fund was charged $2,745,303 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides

Notes to financial statements

Delaware Value® Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares pay no 12b-1 fees. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of (1) 0.10% of the average daily net assets representing shares that were acquired prior to May 2, 1994 and (2) 0.25% of the average daily net assets representing shares that were acquired on or after May 2, 1994. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based upon the allocation of the rates described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2017, the Fund was charged $266,266 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Nov. 30, 2017, DDLP earned $60,655 for commissions on sales of the Fund’s Class A shares. For the year ended Nov. 30, 2017, DDLP received gross CDSC commissions of $5,885 and $179,976 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended Nov. 30, 2017 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Nov. 30, 2017, the Fund engaged in securities purchased of $192,274,112 and sales of $99,410,543 which resulted in net realized gain of $319.

3. Investments

For the year ended Nov. 30, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$2,103,636,726
Sales	4,182,791,947

At Nov. 30, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$9,306,176,672

Aggregate unrealized appreciation of investments	$3,496,168,145
Aggregate unrealized depreciation of investments	(124,721,195)

Net unrealized appreciation of investments	$3,371,446,950

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a

Notes to financial statements

Delaware Value® Fund

3. Investments (continued)

Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2017:

Securities	Level 1	Level 2	Total
Assets:
Common Stock	$12,567,449,842	$ —	$12,567,449,842
Short-Term Investments	—	110,173,780	110,173,780

Total Value of Securities	$12,567,449,842	$110,173,780	$12,677,623,622

During the year ended Nov. 30, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Nov. 30, 2017, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2017 and 2016 was as follows:

	Year ended
	11/30/17	11/30/16
Ordinary income	$276,585,892	$191,962,540
Long-term capital gain	51,572,760	127,721,112

Total	$328,158,652	$319,683,652

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$ 8,976,530,854
Undistributed ordinary income	165,540,962
Undistributed long-term capital gain	176,184,610
Net unrealized appreciation on investments	3,371,446,950

Net assets	$12,689,703,376

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/17	11/30/16
Shares sold:
Class A	22,311,832	88,268,752
Class C	1,319,995	14,914,216
Class R	2,693,424	5,351,437
Institutional Class	188,571,727	236,579,596
Class R6	13,787,470	262,238
Shares issued upon reinvestment of dividends and distributions:
Class A	3,752,495	4,831,268
Class C	543,558	767,922
Class R	165,729	193,951
Institutional Class	10,842,713	11,001,196
Class R6	119,695	339

	244,108,638	362,170,915

Shares redeemed:
Class A	(116,316,380)	(53,239,426)
Class C	(15,658,703)	(8,065,015)
Class R	(4,398,572)	(2,364,027)
Institutional Class	(225,749,293)	(113,714,192)
Class R6	(1,374,374)	(24,948)

	(363,497,322)	(177,407,608)

Net increase (decrease)	(119,388,684)	184,763,307

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. For the years ended Nov. 30, 2017 and 2016, the Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and on the “Statement of changes in net assets.”

	Exchange Redemptions			Exchange Subscriptions
	Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Class R6 Shares	Value
Year ended 11/30/17	49,431,930	272,580	2,510,995	22,514	49,668,418	2,510,839	$1,044,934,812
Year ended 11/30/16	4,434,145	47,539	111	111	4,480,785	—	83,161,386

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional

Notes to financial statements

Delaware Value® Fund

7. Line of Credit (continued)

source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on Nov. 5, 2018.

The Fund had no amounts outstanding as of Nov. 30, 2017, or at any time during the year then ended.

8. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Nov. 30, 2017, the Fund had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$12,055,440	$(12,055,440)	$—	$(12,055,440)	$—
Bank of Montreal	30,138,599	(30,138,599)	—	(30,138,599)	—
BNP Paribas	30,829,256	(30,829,256)	—	(30,829,256)	—

Total	$73,023,295	$(73,023,295)	$—	$(73,023,295)	$—

(a) The value of the related collateral received exceeded the value of the repurchase agreements as of Nov. 30, 2017.

(b) Net exposure represents the net receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

Notes to financial statements

Delaware Value® Fund

9. Securities Lending (continued)

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2017, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Nov. 30, 2017, there were no Rule 144A securities held by the Fund.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (Rule). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2017, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds II

and the Shareholders of Delaware Value® Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Value Fund (constituting Delaware Group Equity Funds II, hereafter referred to as the “Fund”) as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 18, 2018

Other Fund information (Unaudited)

Delaware Value® Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2017, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	15.72%
(B) Ordinary Income Distributions* (Tax Basis)	84.28%
Total Distributions.	100.00%
(C) Qualified Dividends[1]	98.44%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on the Fund’s ordinary income distributions.

*	For the fiscal year ended Nov. 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 98.43%. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

For the fiscal year ended Nov. 30, 2017, certain interest income paid by the Fund, has been determined to be Qualified Interest Income and Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Nov. 30, 2017, the Fund has reported maximum distributions of Qualified Interest Income and Short-Term Capital Gains of $920,502 and $122,147,158, respectively.

Board consideration of Delaware Value Fund investment advisory agreement

At a meeting held on Aug. 16-17, 2017 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Value Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), included materials provided by DMC and its affiliates concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the

Other Fund information (Unaudited)

Delaware Value® Fund

Board consideration of Delaware Value Fund investment advisory agreement (continued)

Annual Meeting, reports were provided to the Trustees in May 2017 and included reports provided by Broadridge Financial Solutions (formerly Lipper) (“Broadridge” or “Lipper”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also from an experienced and knowledgeable fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware FundsSM by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds and the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2017. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional large-cap value funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the first quartile of its Performance Universe. The Board observed that the Fund’s 1-year performance result was not in line with the Board’s objective. In evaluating the Fund’s’ performance, the Board considered the Fund’s longer-term performance results, which were very strong, and consequently, the Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability.

Other Fund information (Unaudited)

Delaware Value® Fund

Board consideration of Delaware Value Fund investment advisory agreement (continued)

Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. Finally, the Board also reviewed a report prepared by JDL regarding DMC profitability in the context of sub-advised funds and met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standardized fee pricing structure. The Board also noted that, as of Feb. 28, 2017, the Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the adviser and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

This page intentionally left blank.

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the CFO and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	60	Trustee — UBS
President of		Relationship Funds,
Macquarie Investment		SMA Relationship
Management[3]		Trust, and UBS Funds
since June 2015 and was the		(May 2010-April 2015)
Regional Head of Americas for
UBS Global Asset
Management from 2010 through 2015.

Private Investor	60	None
(March 2004-Present)

Chief Executive Officer,	60	Director —
Private Wealth Management		Banco Santander International
(2011-2013) and
Market Manager,		Director —
New Jersey Private		Santander Bank, N.A.
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	60	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004-2014)
(July 2004-March 2011)

[3]	Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President – Drexel University (August 2010–Present) President – Franklin & Marshall College (July 2002–July 2010)	60

Director, Audit Committee,

and Governance Committee

Member – Community

Health Systems

Director – Drexel

Morgan & Co.

Director, Audit Committee

Member – vTv

Therapeutics LLC

Director – FS Credit Real

Estate Income Trust, Inc.

Private Investor (2004–Present)	60	None

Chief Executive Officer – Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) – University of Miami School of Business Administration President – U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	60	Trust Manager and Audit Committee Chair – Camden Property Trust

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	60	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group
		Director —
		HSBC USA Inc.
Vice President and Treasurer	60	Director (2009–2017);
(January 2006–July 2012),		Personnel and Compensation
Vice President —		Committee Chair; Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company

David F. Connor has served	60	None[2]
in various capacities at different times at
Macquarie Investment
Management.

Daniel V. Geatens has served	60	None[2]
in various capacities at different times at
Macquarie Investment
Management.
Richard Salus has served	60	None[2]
in various executive capacities at different times at
Macquarie Investment
Management.

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware FundsSM

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Ann D. Borowiec

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment

Officer

Assurant, Inc.

New York, NY

Frances A.

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel,

and Secretary

Delaware Funds

by Macquarie

Philadelphia, PA

Daniel V. Geatens

Vice President and

Treasurer

Delaware Funds

by Macquarie

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Funds

by Macquarie

Philadelphia, PA

This annual report is for the information of Delaware Value® Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware FundsSM by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
John A. Fry
Lucinda S. Landreth
Thomas K. Whitford

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $30,180 for the fiscal year ended November 30, 2017.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $30,180 for the fiscal year ended November 30, 2016.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,319 for the fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,158 for the fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware FundsSM by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,180,000 and $8,665,000 for the registrant’s fiscal years ended November 30, 2017 and November 30, 2016, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® EQUITY FUNDS II

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 1, 2018

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 1, 2018